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                                                                   EXHIBIT 10.35

                    AMENDED AND RESTATED SETTLEMENT AGREEMENT

         This Amended and Restated Settlement Agreement ("Agreement") is entered into as of September 29, 2003 by and among debtors and debtors in possession LEAP WIRELESS INTERNATIONAL, INC. ("Leap"), CRICKET COMMUNICATIONS, INC. ("Cricket"), and CRICKET COMMUNICATIONS HOLDINGS, INC. ("Holdings"), on behalf of themselves and certain other related debtors and debtors in possession whose cases are being jointly administered with the bankruptcy cases of Leap, Cricket and Holdings and which are listed on Exhibit "A" hereto (collectively, the "Other Related Debtors"), CRICKET PERFORMANCE 3, INC., a Delaware corporation ("CP3"), and ERICSSON WIRELESS COMMUNICATIONS INC., a Delaware corporation ("Ericsson," and collectively with Leap, Cricket, Holdings, the Other Related Debtors, and CP3, the "Parties"). Leap, Cricket, Holdings, and the Other Related Debtors further shall hereinafter be referred to collectively from time to time as the "Debtors". The Other Related Debtors join in this Agreement only for purposes of Section 8 hereof.

                                    RECITALS

         A. WHEREAS, Ericsson and Cricket are parties to that certain System Equipment Purchase Agreement effective as of September 20, 1999, as amended by that certain Amendment No. 1 effective November 28, 2000 ("Amendment No. 1"), as further amended by that certain Amendment No. 2 effective as of November 28, 2000, as further amended by that certain Amendment No. 3 effective as of December 18, 2000, as further amended by that certain Amendment No. 4 effective as of December 27, 2000, as further amended by that certain Amendment No. 5 effective as of December 27, 2000, as further amended by that certain Amendment No. 6 effective as of February 5, 2001, as further amended by that certain Amendment No. 7 effective as of April 5, 2001, as further amended by that certain Amendment No. 8 effective as of April 5, 2001, as further amended by that certain Amendment No. 9 effective as of April 5, 2001, and as further amended by that certain Amendment No. 10 effective as of April 5, 2001, (as amended, the "Pre-Petition SEPA").

         B. WHEREAS, the Parties have agreed in this Agreement to amend certain provisions of the Pre-Petition SEPA (as so amended, the "Amended SEPA").

         C. WHEREAS, on April 13, 2003, and prior to the filing of the Debtors' Petitions (as such term is defined in Recital D of this Agreement), Cricket assigned the RTU License and the RTM License for the software furnished under the Pre-Petition SEPA (collectively, the "Licenses"), and leased all of the equipment and other products or systems which Ericsson furnished Cricket prior to the Petition Date under the Pre-Petition SEPA (collectively, the "Systems"), to CP3, a wholly-owned subsidiary of Cricket.

         D. WHEREAS, on April 13, 2003 (the "Petition Date"), the Debtors filed voluntary petitions for relief (collectively, the "Debtors' Petitions") in the United States Bankruptcy Court for the Southern District of California (the "Bankruptcy Court"), assigned Case Nos. 03-03470-All through 03-03535-All, all of which are being jointly administered (collectively, the "Bankruptcy Cases"), seeking relief under title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code"). Cricket has informed Ericsson that CP3 has not filed a voluntary

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petition for relief under the Bankruptcy Code, nor has any petition for relief under the Bankruptcy Code been filed against it.

         E. WHEREAS, the Parties have various disputes regarding, among other things, amounts due Ericsson under the Pre-Petition SEPA, which disputes need to be addressed before the Parties can agree to the assumption of the Pre-Petition SEPA (as amended herein), and which disputes are being resolved as a result of this Agreement, and further desire to settle and resolve their differences in the manner set forth in this Agreement.

         F. WHEREAS, any capitalized term used herein and not otherwise defined shall have the meaning given to such term in the Pre-Petition SEPA.

         G. WHEREAS, the Parties hereto previously executed and delivered that certain Settlement Agreement, also dated effective September 29, 2003 (the "Original Settlement"), which was not approved by the Bankruptcy Court, and therefore did not become effective. The Parties intend this Agreement to supercede, amend and restate the Original Settlement in its entirety.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of these premises and the mutual obligations and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. Affirmation and Assumption of the Pre-Petition SEPA. Ericsson stipulates and agrees that, subject to the terms and conditions of this Agreement, the Pre-Petition SEPA is in full force and effect, and is an executory contract that Cricket may assume or reject pursuant to the provisions of Section 365 of the Bankruptcy Code. Cricket hereby agrees that it shall assume the Pre-Petition SEPA, subject to the terms and conditions set forth in this Agreement, and Ericsson expressly consents to such assumption of the Pre-Petition SEPA.

         2. Settlement of Pre-Petition SEPA Amounts. The Parties hereby agree that, in connection with the assumption by Cricket of the Pre-Petition SEPA, the amount necessary to "cure" the monetary amounts pursuant to 11 U.S.C.
Section 365(b)(1)(A) due, or that could become due whether before or after the Petition Date, by Debtors to Ericsson for all goods Products, Services and Work provided by or on behalf of Ericsson prior to the filing of the Debtors' Petitions on the Petition Date under the Pre-Petition SEPA is Eight Hundred Twelve Thousand Dollars ($812,000) (which amount is hereinafter called the "Pre-Petition Cure Amount"). Cricket agrees to pay the Pre-Petition Cure Amount within five (5) Business Days of the Final Approval Date (as defined below in Section 12 of this Agreement) in cash or by wire transfer in immediately available funds in accordance with the following transfer instructions:

         COMPANY NAME (BENEFICIARY): Ericsson Wireless Communications Inc. BANK RECEIVER NAME: Mellon Bank

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         SQUARE OR ADDRESS BANK (For incoming Wires/ACH:) Mellon Client Support
         Center, 500 Ross St.; Pittsburgh, PA 15262
         ABA NUMBER: 043000261
         SWIFT NUMBER: MELNUS3P
         ACCOUNT NUMBER: 004-8872

Such payment when made shall constitute full and final satisfaction and settlement of all amounts due or alleged to be due for goods, Products, Services and Work provided by or on behalf of Ericsson to any Debtor under the Pre-Petition SEPA prior to the filing of the Debtors' Petitions on the Petition Date.

         3. Release of Remaining Purchase Commitment; Service Credit Termination. Effective as of the Final Approval Date, Ericsson hereby fully and finally releases, acquits and discharges Cricket from any and all remaining purchase commitments under the Pre-Petition SEPA, including without limitation the Minimum Purchase Commitment. Cricket and Ericsson agree that the service credit in the amount of Twenty Million Dollars ($20,000,000), which would have been due to Cricket upon placement of Purchase Orders of Three Hundred Thirty Million Dollars ($330,000,000) by Cricket, shall terminate upon the effectiveness of the release set forth in the first sentence of this Section.

         4. Right of First Refusal. Cricket agrees that Ericsson shall have a right of first refusal to meet Cricket's infrastructure build-out requirements in the following Cricket markets: California, Nevada, Idaho, Oregon, Washington (state) and Texas. The foregoing infrastructure build-out requirements do not include adjunct systems, including without limitation voicemail or SMS platforms, data services, packet core networks, push-to-talk, multi-media messaging or similar systems or functionalities. The foregoing right of first refusal is further conditioned upon the ability of Ericsson to deliver total systems that are competitive in quality and price with other infrastructure vendors for infrastructure equipment having similar form, fit, function, pricing and associated terms and conditions.

         5.       Current Market Upgrades to 1xRTT Products.

                  (a) Market Upgrades. Ericsson agrees to upgrade all Pre-1xRTT Products (as such term is defined in Amendment No. 1) in the Cricket markets of Spokane, Boise, Reno, Salem, Eugene, Merced, Modesto and Visalia (collectively hereinafter referred to as the "Upgrade Markets") to Ericsson 1xRTT Specification Compliant Products as contemplated by the Pre-Petition SEPA (such upgrades the "1xRTT Upgrades" and the complete upgraded Systems in such Upgrade Markets the "1xRTT Systems"). The Parties agree that the aggregate amount that would be due from Cricket under the Pre-Petition SEPA for the 1xRTT Upgrades would be Fourteen Million One Hundred Thousand Dollars ($14,100,000). Effective as of the Final Approval Date, Ericsson agrees to apply a one-time discount of Ten Million One Hundred Thousand Dollars ($10,100,000) against said amount and accordingly the net aggregate amount to be paid by Cricket for the 1xRTT Upgrades shall be Four Million Dollars ($4,000,000). This amount shall be paid to Ericsson within five (5) Business Days of the Final Approval

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         Date by wire transfer in immediately available funds in accordance with the transfer instructions set forth in Section 2 above.

                  (b) RBS. In connection with the 1xRTT Upgrades: (i) the entire existing RBS 1107 main units, including all contents thereof, will be upgraded to the RBS 1127 main units, which will all be backwards compatible with the existing RBS 1107 remote cores and RBS 1107 RF modules, in each case per the terms of the existing Pre-Petition SEPA; and (ii) notwithstanding the foregoing: (A) Ericsson shall implement design modifications on returned RBS 1107 RF modules and RBS 1107 remote cores on an as needed basis to reduce current failure rates based on a mutually agreed upon schedule, at no cost to Cricket, (B) promptly following the execution of this Agreement, Ericsson shall work with the Cricket teams in the field in order to study the failure rate of RBS 1107 remote cores and RBS 1107 RF modules during the months of October, November and December of 2003, and the root causes thereof, at no cost to Cricket, and (C) promptly following the foregoing study period, Ericsson and Cricket shall agree upon the necessary number and type of additional spares, above the current level of spares inventory maintained by Cricket in each of the Upgrade Markets, and during the Warranty Period, that Ericsson shall provide, such additional spares inventory of RBS 1107 remote cores and RBS 1107 RF modules in each Upgrade Market to be provided at no additional cost to Cricket, and (D) during the Warranty Period for the 1xRTT Products in each of the Upgrade Markets, the RBS 1107 remote cores and RBS 1107 RF modules in those markets, which are returned to Ericsson for Defects or Deficiencies, or that do not conform to the applicable Specification for such Products, shall be refurbished with new RBS 1107 Equipment and RBS 1107 Software (which Equipment and Software shall contain the then latest design modifications for the 1107 model), at no additional cost to Cricket.

                  (c) Upgrade Timeframes. The Parties agree that the 1xRTT Upgrades in the Boise and Spokane Upgrade Markets shall reach Substantial Completion on or before December 31, 2003 and the 1xRTT Upgrades in the Reno, Salem, Eugene, Merced, Modesto and Visalia Upgrade Markets shall reach Substantial Completion on or before March 31, 2004 (such foregoing dates being collectively referred to as the "Upgrade Substantial Completion Dates"). The Upgrade Substantial Completion Dates are conditioned upon the Final Approval Date being on or before October 31, 2003 (the "Approval Target Date"). If the Final Approval Date occurs after the Approval Target Date, then each of the Upgrade Substantial Completion Dates shall be extended by the number of days equal to the number of calendar days that the Final Approval Date occurs after the Approval Target Date. Further, the Parties agree that such dates may be extended by mutual agreement.

                  (d) Warranty Period Associated With 1xRTT Upgrades. Notwithstanding anything herein to the contrary, the Warranty Period for all Products comprising any part of each 1xRTT System (including, without limitation, 1xRTT Specification Compliant Products) shall extend for one (1) year from the Substantial Completion of such 1xRTT System, including without limitation all Products (e.g. Ericsson mobile switching center

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         also referred to as the "AXE") that were previously existing in the
         System prior to such System being upgraded to a 1xRTT System.

         6. Warranty Period for Pre-1xRTT Products. The Parties agree that notwithstanding anything to the contrary in the Pre-Petition SEPA, the Warranty Period for all Pre-1xRTT Products currently installed in the Upgrade Markets shall expire upon the earlier of (i) date on which said Products in a particular Upgrade Market are upgraded by Ericsson to 1xRTT Specification Compliant Products (in which case the Warranty Period shall be as set forth in Section 5(d) above), or (ii) March 31, 2004. However, if there is a delay in upgrading all Pre-1xRTT Products in an Upgrade Market to 1xRTT Specification Compliant Products by March 31, 2004 and Ericsson or any of its affiliates or Subcontractors is responsible for such delay, then the Warranty Period for the Pre-1xRTT Products currently installed in such Upgrade Market shall not expire until such Pre-1xRTT Products are upgraded to 1xRTT Specification Compliant Products (following which, the Warranty Period shall be as set forth in Section 5(d) above).

         7. PCN and Instant Talk; New Purchase Orders. Within five (5) Business Days after the Final Approval Date, Cricket agrees to issue a Purchase Order under the Amended SEPA in a minimum amount of Six Hundred Thousand Dollars ($600,000.00) for the purchase and installation of PCN (Packet Core Network) equipment and software, such equipment and software to be selected by Cricket based on the Ericsson Quote No. CCI SPK 0308-0338-1. Within ninety (90) days after the Effective Date of the Debtors' final, confirmed plan of reorganization (the "Plan"), Cricket agrees to issue Purchase Orders under the Amended SEPA for any Equipment and/or Services (which could include, without limitation and at Cricket's sole discretion, Equipment and/or Services related to Instant Talk), in the minimum aggregate amount of Two Million Four Hundred Thousand Dollars ($2,400,000.00) (the "Effective Date POs", and together with the Purchase Order described in the first sentence of this Section, the "New Purchase Orders"). Any amounts expended in excess of the $600,000.00 minimum Purchase Order amount for PCN equipment and software specified above shall count towards the satisfaction of the Effective Date POs. The shipment of any Equipment ordered under the New Purchase Orders, and, if ordered, the testing of any Instant Talk feature in an Upgrade Market, shall not occur prior to sixty (60) calendar days following Substantial Completion of all 1xRTT Upgrades for all Upgrade Markets, unless otherwise agreed by Cricket in writing. Notwithstanding anything herein to the contrary, the payment terms for the New Purchase Orders shall be as set forth in
Section 9 below. In addition, Cricket shall not have the right to cancel all or a portion of the New Purchase Orders unless either (i) Ericsson is in material breach of its obligations thereunder, or (ii) Cricket immediately substitutes such cancelled Purchase Order with a new Purchase Order(s) for the same or greater amounts. Cricket agrees that if Cricket cancels all or a portion of the New Purchase Orders in breach of the immediately preceding sentence and Cricket does not cure such breach, Ericsson would suffer damages, which are not capable of precise determination and would be difficult to establish. Accordingly, Ericsson and Cricket agree that in the event that Cricket does not cure such breach, Cricket agrees to pay to Ericsson an amount equal to One Million Dollars ($1,000,000) as liquidated damages and not as a penalty. Such liquidated damages shall be Ericsson's sole recourse and remedy in the event of such uncured breach by Cricket. Ericsson shall provide Cricket with a binding schedule of pricing and lead times associated with the New Purchase Orders for PCN and Instant Talk

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described in this Section, and upon agreement by Cricket, such schedule shall be incorporated as a schedule into the Amended SEPA.

         8.       Release of Liability.

                  (a) Definitions. As used herein, the following terms shall have the designated meanings:

                           (i)      "Claims" shall mean any and all: claims,
actions, causes of action, obligations, liabilities, debts and damages, whether at law or in equity, known or unknown, anticipated or unanticipated, direct or indirect, or liquidated or contingent, arising prior to the Release Effective Date (as defined below) and that arise out of or relate to (i) the Pre-Petition SEPA, (ii) any Product, Service or Work provided by or through Ericsson to any of the Debtors; and (iii) all agreements and business transactions related thereto.

                           (ii)     "Debtor Releasors" shall mean: (i) each of
the Debtors on behalf of themselves respectively as debtor and debtor in possession, (ii) each of the Debtors' respective bankruptcy estate (collectively, the "Estates"), (iii) CP3, and (iv) each of their respective successors and assigns (including, without limitation, any trustee that may be appointed).

                           (iii)    "Debtor Releasees" shall mean: (i) each of
the Debtors on behalf of itself as debtor and debtor in possession, (ii) the Estates, (iii) CP3, (iv) each of their respective successors and assigns (including, without limitation, any trustee that may be appointed), and (v) all persons and/or entities at any time acting on behalf of any of the Debtors, any Estate, or CP3, including, but not limited to, their respective past and present directors, officers, employees, attorneys, accountants, administrators, agents, partners, consultants, parent corporations, subsidiaries, and representatives, each in their respective capacities as such (all such persons or entities as designated in this subclause (v) being referred to collectively herein as the "Debtor Related Parties").

                           (iv)     "Ericsson Releasors" shall mean: (i)
Ericsson on behalf of itself, and (ii) Ericsson's successors and assigns (including, without limitation, any trustee that may be appointed).

                           (v)      "Ericsson Releasees" shall mean: (i)
Ericsson on behalf of itself, (ii) Ericsson's successors and assigns (including, without limitation, any trustee that may be appointed), and (iii) all persons and/or entities at any time acting on behalf of Ericsson, including, but not limited to, Ericsson's past and present directors, officers, employees, attorneys, accountants, administrators, agents, partners, consultants, parent corporations, subsidiaries and representatives, each in their respective capacities as such (all such persons or entities as designated in this subclause
(iii) being referred to collectively herein as the "Ericsson Related Parties").

                           (vi)     "Release Effective Date" shall mean, except
as provided in the next sentence, the later to occur of: (i) the Final Approval Date, and (ii) the date on which Ericsson has received payment in full of the Pre-Petition Cure Amount as provided in Section 2 of this Agreement, without further notice or action by any party. The releases by and in favor of

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Leap and its Estate as set forth in this Section 8 shall be effective, without further notice or action by any party, on the earlier to occur of: (i) the Initial Distribution Date, as such term is defined in the Plan to be the "date that is no later than eleven days following the Confirmation Date"; or (ii) the date on which any plan of reorganization of Leap is confirmed and a distribution is made to its creditors.

                  (b) Release By Debtor Releasors in Favor of Ericsson Releasees. Effective on the Release Effective Date, the Debtor Releasors, release, acquit and forever discharge the Ericsson Releasees from any and all Claims that the Debtor Releasors have or had against any one or more of the Ericsson Releasees; provided, however, that notwithstanding anything to the contrary set forth in this Agreement, the releases set forth in this Section 8(b) shall not release the Ericsson Releasees from: (i) any rights or claims of the Debtor Releasors against the Ericsson Releasees or any of them that arise under this Agreement; (ii) any rights or claims of the Debtor Releasors against the Ericsson Releasees or any of them that arise after the Release Effective Date; (iii) subject to the terms and conditions of this Agreement, any rights or claims arising under any Warranty as defined in the Pre-Petition SEPA or Amended SEPA, or (iv) subject to the terms and conditions of this Agreement, any defenses, offsets or counter-claims the Debtor Releasors have or may have against any allowed claim of any Ericsson Releasee in the Bankruptcy Cases or any claim of the Ericsson Releasees not released under this Agreement. The releases referred to in this Section 8(b) provided by any Debtor Releasor shall not apply to or inure to the benefit of any Ericsson Related Party if such Ericsson Related Party asserts or has asserted any Claim against such Debtor Releasor.

                  (c) Release by Ericsson Releasors in Favor of the Debtor Releasees. Effective on the Release Effective Date, the Ericsson Releasors release, acquit and forever discharge the Debtor Releasees from any and all Claims that the Ericsson Releasors have or had against any one or more of the Debtor Releasees; provided, however, that notwithstanding anything to the contrary set forth in this Agreement, the releases set forth in this Section 8(c) shall not release the Debtor Releasees from: (i) any rights or claims of the Ericsson Releasors against the Debtor Releasees or any of them that arise under this Agreement; (ii) any rights or claims of the Ericsson Releasors against the Debtor Releasees or any of them that arise after the Release Effective Date, except for rights or claims for the purchase price (other than the Pre-Petition Cure Amount) of any goods, Products, Services and Work provided by or on behalf of Ericsson prior to the filing of the Debtors' Petitions on the Petition Date; (iii) any defenses, offsets or counter-claims the Ericsson Releasors have or may have against any claim of any Debtor Releasees in the Bankruptcy Cases or any claim of the Debtor Releasees not released under this Agreement; (iv) any rights or claims of the Ericsson Releasors or any of them preserved in the Debtors' final approved Plan of Reorganization; or (v) any rights or claims of the Ericsson Releasors against the Debtor Releasees that arise after the Petition Date and relate solely to payment for any Products, Services or Work provided by the Ericsson Releasors to Cricket or its affiliates on or after the Petition Date. The releases referred to in this Section 8(c) provided by any Ericsson Releasor shall not apply to or inure to the benefit of any Debtor Related Party if such Debtor Related Party asserts or has asserted any Claim against such Ericsson Releasor.

                  (D) UNKNOWN CLAIMS. THIS IS A FULL AND FINAL AGREEMENT BY THE DEBTOR RELEASORS AND THE ERICSSON RELEASORS. WITH RESPECT TO THE RELEASES IN THIS SECTION 8, EACH OF THE DEBTOR

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RELEASORS AND THE ERICSSON RELEASORS UNDERSTAND AND EXPRESSLY WAIVE ALL RIGHTS
OR BENEFITS WHICH SUCH PARTY NOW HAS OR MAY IN THE FUTURE HAVE UNDER THE TERMS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

EACH OF THE DEBTOR RELEASORS AND THE ERICSSON RELEASORS ACKNOWLEDGE THAT THEIR RELEASES OF UNKNOWN CLAIMS IN THIS SECTION 8 WERE SEPARATELY BARGAINED FOR, AND CONSTITUTE A KEY ELEMENT OF THIS AGREEMENT.

                  (e) Notwithstanding anything to the contrary set forth in this Agreement, the releases provided in this Section 8 by the releasing entities shall not impair, affect or release any Claims that such releasing entities do not own as of the Release Effective Date. In furtherance of the foregoing:

                           a.       Ericsson represents and warrants to Cricket
that Ericsson still owns, and shall own as of the Release Effective Date, all right, title and interest in and to all Claims in which it has ever had an ownership interest.

                           b.       Each of the Debtors and CP3 respectively
represent and warrant to Ericsson that: (i) the Debtors and CP3 together own, and shall own as of the Release Effective Date, all right, title and interest in and to all Claims in which any of them ever had an ownership interest; (ii) except for the transfers of assets between Cricket and CP3, none of the Debtors, nor CP3, has transferred any of their current Claims to any third party, including, without limitation, any Debtor Related Party; and (iii) as of the date upon which CP3 is merged with and into Cricket in accordance with Section 14 hereof, Cricket shall own all right, title and interest in and to all claims to which it ever had an interest arising under or related to the Pre-Petition SEPA.

         9. Amendments to the Pre-Petition SEPA. Effective as of the Final Approval Date, the Pre-Petition SEPA is hereby amended as follows:

                  (a) Invoicing Terms for Products. All purchases of Products on or after the Final Approval Date shall be invoiced follows:

                           (i) Ten percent (10%) of the amount of each Purchase Order placed for Products shall be invoiced upon acceptance of such Purchase Order.

                           (ii) Eighty percent (80%) of the amount of each Purchase Order placed for Products shall be invoiced upon shipment of all of the Products covered by such Purchase Order.

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                           (iii)    Ten percent (10%) of the amount of each
                  Purchase Order placed for Products shall be invoiced upon Final Acceptance of all of the Products covered by such Purchase Order.

                  (b) Invoicing Terms for Services. All purchases of Services on or after the Final Approval Date shall be invoiced follows:

                           (i) Ten percent (10%) of the amount of each Purchase Order placed for Services shall be invoiced upon acceptance of such Purchase Order.

                           (ii) Eighty percent (80%) of the amount of each Purchase Order placed for Services shall be invoiced upon commencement of all of the Services covered by such Purchase Order.

                           (iii) Ten percent (10%) of the amount of each Purchase Order placed for Services shall be invoiced upon Final Acceptance of all of the Services covered by such Purchase Order.

                  (c) Payment of Invoices. Cricket agrees to pay all invoices, less any disputed amounts, within thirty (30) calendar days from the date of transmission of such invoices.

                  (d) 1xRTT Upgrades. The invoicing and payment terms set forth in this Section above shall not apply to Products and Services furnished by or on behalf of Ericsson in connection with the 1xRTT Upgrades, which 1xRTT Upgrades shall be paid for in the manner specified in Section 5(a) above.

                  (e) Credit Terms. Ericsson shall have the right to verify the creditworthiness of Cricket in a manner consistent with Ericsson's reasonable business practices generally applied to its other customers before accepting any Purchase Order from Cricket, provided, however, Ericsson shall accept Purchase Orders from Cricket to the extent they are tendered on a 100% payment-in-advance basis, made subject to the Amended SEPA, and are within Ericsson's standard lead times for the Products or Services ordered.

                  (f) RTU License. The first sentence of Section 13.5 (Termination and Survival) of the Contract shall be and is hereby amended in its entirety to read as follows: "The rights and obligations of the Owner and Vendor under this Section 13.5 and under the RTU License shall survive the expiration or termination of this Contract, regardless of the cause of termination, provided Owner continues to (i) meet its material non-monetary obligations under the Settlement Agreement dated September 29, 2003, (ii) render all payments due under the Settlement Agreement dated September 29, 2003, and (iii) render all payments (subject to applicable cure periods, if any) on and after the Final Approval Date in accordance with this Contract."

                  (g) Liquidated Damages. Sections 16.1 (Liquidated Damages), 16.2 (Delay and Default) and 16.4 (Limitation) of the Pre-Petition SEPA, together with the definition

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         of "Liquidated Damages" appearing in Section 1.1 of the Pre-Petition
         SEPA, are hereby deleted in their entirety and replaced with the phrase "[intentionally deleted]".

                  (h) Termination Without Cause. Section 24.1 (Termination without Cause) of the Pre-Petition SEPA is hereby deleted in its entirety and replaced with the phrase "[intentionally deleted]".

                  (i) Training. Section 5.1 (Training) on page 30 of Exhibit B to the Pre-Petition SEPA is hereby deleted in its entirety and replaced with the following:

                  "Training for Owner's employees will be provided by Vendor to Owner as reasonably necessary to operate or manage Systems for the existing Markets to be upgraded to 1xRTT Specification Compliant Products as follows: Based on the current operations staff of Owner in each of the existing Markets, this training will be capped at 3500 training credit units in the aggregate for all existing Markets. This number of credits, which will be provided at no charge, should be sufficient for the entire operations staff to receive the required training to become qualified to operate all the provided 1xRTT Specification Compliant Products in said Markets. This training will only be available for people employed by Owner, an Affiliate or Related Operator, and not independent contractors, consultants or the like. Upon depletion of these credits for the existing Markets, as well as any for other new markets awarded to Vendor, the Owner can purchase training at the discounted rate of $60 per credit unit. Availability of training shall be subject to any prerequisites identified by Vendor. Vendor may change, modify, update and/or add training programs as new Product features/releases are made available. A complete curriculum of Vendor's training will be made available to Owner via a website."

                  (j) Exhibit O (Training). Exhibit O (Training) to the Pre-Petition SEPA is hereby amended and restated by deleting the current contents of said Exhibit in its entirety given said information is outdated, and in its place insert a reference to the following Ericsson education website, which contains the latest Ericsson CDMA training courses:

                       http://www.ericsson.com/US/e-tec/.

         10. Local Number Portability. Pursuant to the Pre-Petition SEPA, Ericsson has already provided Software to perform the Local Number Portability ("LNP") function mandated by the FCC, which Software is currently being tested in one of the Upgrade Markets. Ericsson agrees to provide support for Cricket to ensure that such Software will comply with Federal requirements by the LNP deadline of November 24, 2003 (mandated by the FCC) for all Systems in each of the Upgrade Markets, provided that Cricket provides, among other things, its own support necessary for data translations, SS7 vendor coordination, actual testing to other carriers and database dipping. Ericsson shall deliver to Cricket prior to such LNP deadline a product or feature description document for such LNP features reasonably satisfactory to Cricket, and shall further ensure interoperability of the required LNP features with Ericsson's E-911 Phase I and Phase II features in each Upgrade Market, where applicable.

         11. System Support and Hardware Support Services Agreement. Cricket agrees to enter into a Service Level Agreement ("SLA") with Ericsson Inc. ("EUS"), which entity owns all of the capital stock of Ericsson, that contains mutually agreeable terms and conditions within sixty (60) days of the date of this Agreement. Once executed by all Parties thereto, the SLA shall supersede the current Exhibit N to the Pre-Petition SEPA with regards to the terms for customer service requests (CSR) resolution time, as well as establish conditions for a hardware repair turnaround time. The SLA shall also establish the terms for repair and maintenance services which shall be effective upon the expiration of the Warranty Period for the 1xRTT Specification Compliant Products; provided, however, that the price for such services shall be as mutually agreed at such time.

         12. Final Approval Date. The approval order (or other order described herein, as applicable) shall be deemed to be a "Final Order" when it has been entered by the Bankruptcy Court, it has not been reversed, stayed, modified or amended, the time in which to appeal such order has expired and no appeal has been taken, or if any appeal has been taken, such appeal has been resolved by the highest court to which such order was appealed (such date being referred to herein as the "Final Approval Date").

         13. Ericsson Assignment. Cricket agrees, if requested in writing by Ericsson, to consent to the assignment of the Amended SEPA by Ericsson to EUS with such assignment to be conditioned upon the written assumption by EUS of all obligations and liabilities of Ericsson under the Amended SEPA and this Agreement.

         14. CP3 Merger. Cricket agrees to merge CP3 with and into Cricket within ten (10) Business Days after the Final Approval Date.

         15.      Miscellaneous.

                  (a) Entire Agreement. This Agreement and the Amended SEPA are intended as the complete, final and exclusive statement of the terms of the agreements between or among the Parties with regard to the subject matter hereof, and supersede all prior oral and written agreements, understandings, commitments, negotiations and practices between or among the Parties relating to such subject matter, including without limitation, the Original Settlement. Accordingly, references to the "Ericsson Settlement" in the Debtors' pleadings with the Bankruptcy Court shall be deemed references to this Agreement. The terms of this Agreement may be waived, modified and/or amended by the Parties only by way of a waiver, modification and/or amendment which specifically references this Agreement, is made in writing and is signed by the Party or Parties to be bound.

                  (b) Full Force and Effect. Except as amended and supplemented by this Agreement, the terms and conditions of the Pre-Petition SEPA shall remain in full force and effect and are hereby ratified and confirmed. All references in the Pre-Petition SEPA to "this Contract" or "the Contract" shall refer to the Pre-Petition SEPA as amended by this Agreement. In the event of any conflict or inconsistency between the terms of this Agreement and the Pre-Petition SEPA, the terms of this Agreement shall control.

                  (c) Notices. All notices required or permitted to be given hereunder shall be given in writing and shall be sent in the manner permitted under Section 26.5 (Notices) of the Pre-Petition SEPA.

                  (d) Advice of Counsel. The Parties, and each of them, acknowledge that they have been advised by counsel concerning the contents and effect of this Agreement, that they understand all of its provisions and that they are entering into this Agreement knowingly and voluntarily. This Agreement is the product of negotiations by and among each of the Parties and their respective attorneys. Accordingly, this Agreement and any claimed uncertainty or ambiguity herein shall not be construed for or against a Party, but shall instead be construed as if all Parties to this Agreement jointly prepared it.

                  (e) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California and, to the extent applicable, the Bankruptcy Code, without regard to the conflicts of laws provisions of the laws of the State of California. So long as any of the Bankruptcy Cases are pending in the Bankruptcy Court, then the Bankruptcy Court shall have exclusive jurisdiction over the adjudication of any and all disputes relating to this Agreement. If none of the Bankruptcy Cases are pending, the provisions of the Pre-Petition SEPA shall control the method of dispute resolution. Except as provided in this Agreement, by entering into this Agreement, no Party admits any liability whatsoever to any other Party arising out of any claims heretofore or hereafter asserted by any other Party, and the Parties expressly deny any and all such liability. This Agreement may not be used as evidence by any Party against any other Party to prove any alleged wrongdoing in any action brought or proceeding initiated by any Party or any other individual or entity; provided, however, that this provision shall not bar the use of this Agreement in any legal proceeding as may be necessary to enforce its terms.

                  (f) Attorney's Fees. If any of the Parties is required to file suit to compel performance or enforce the terms and conditions of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable attorneys' fees and expenses incurred from the party or parties against whom it prevailed.

                  (g) Representations and Warranties. Effective as of the date of this Agreement, each of the Parties represents and warrants that it has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated that person is signing and that this Agreement constitutes the valid, binding and enforceable obligation of each such Party. Each of the Parties jointly and severally represents and warrants that (a) it owns all rights, titles and interests to the rights being released by the respective Party in this Agreement, and (b) it has not assigned or agreed to assign any such rights, in whole or part, to any other party, and (c) that it has not assigned, agreed to assign or purported to have assigned or agreed to assign any right, title or interest in any such rights that would be a part of the rights being released by such Party but for the assignment, agreement to assign or purported assignment, and (d) that it has full power and authority to compromise, settle, extinguish and release all such rights against all of the Parties being released.

                  (h) Headings. The headings in this Agreement are inserted solely for convenience of reference and do not affect the meaning or interpretation of this Agreement.

                  (i) Recitals. The paragraphs contained in the preamble and each of the Recitals set forth in this Agreement hereby are incorporated herein by this reference and the Recitals shall have the same force and effect as if set forth in full in the body of this Agreement.

                  (j) Counterparts. This Agreement may be executed in several counterparts by one or more of the Parties named herein and all such counterparts once so executed shall together be deemed to constitute one final Agreement, as if one document had been signed by all Parties hereto, and each such counterpart, upon execution and delivery, shall be deemed a complete original, binding on each of the Parties to this Agreement. This Agreement may be delivered by facsimile, and the facsimile copy shall be deemed to be an original for all purposes.

                  (k) Successors and Assigns. The terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereto shall be binding upon and inure to the benefit of the Parties and their respective estates, heirs, executors, trustees, trusts, administrators, representatives, successors in interest and assigns.

               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

LEAP WIRELESS INTERNATIONAL, INC.        ERICSSON WIRELESS
                                         COMMUNICATIONS INC.

By: /s/ S.D. HUTCHESON                   By: /S/ JOHN DEL MASTRO
    ---------------------------------        -----------------------------------

Print Name: S.D. Hutcheson               Print Name: John Del Mastro
            -------------------------                ---------------------------

Its: CFO                                 Its: Secretary and Senior Legal Counsel
     --------------------------------         ----------------------------------

CRICKET COMMUNICATIONS, INC.             CRICKET COMMUNICATIONS
                                         HOLDINGS, INC.

By: /s/ S.D. HUTCHESON                   By: /s/ S.D. HUTCHESON
    ---------------------------------        -----------------------------------

Print Name: S.D. Hutcheson               Print Name: S.D. Hutcheson
            -------------------------                ---------------------------

Its: CFO                                 Its: CFO
     --------------------------------         ----------------------------------

CRICKET PERFORMANCE 3, INC.

By: /s/ S.D. HUTCHESON
    ---------------------------------

Print Name: S.D. Hutcheson
            -------------------------

Its: CFO
     --------------------------------

INTENDING TO BE LEGALLY BOUND HEREBY AND FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE UNDERSIGNED OTHER RELATED DEBTORS HEREBY CONSENT TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND JOIN IN SECTION 8 OF THIS AGREEMENT:

CHASETEL LICENSEE CORP.                       CHASETEL REAL ESTATE HOLDING
                                              COMPANY, INC.

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET ALABAMA PROPERTY                      CRICKET ARKANSAS PROPERTY
   COMPANY                                       COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET ARIZONA PROPERTY                      CRICKET CALIFORNIA PROPERTY
   COMPANY                                       COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET COLORADO PROPERTY                     CRICKET FLORIDA PROPERTY
   COMPANY                                       COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET GEORGIA PROPERTY                      CRICKET IDAHO PROPERTY
   COMPANY                                       COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET ILLINOIS PROPERTY                     CRICKET INDIANA PROPERTY
   COMPANY                                       COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET KANSAS PROPERTY                       CRICKET KENTUCKY PROPERTY
   COMPANY                                       COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET MICHIGAN PROPERTY                     CRICKET MINNESOTA PROPERTY
   COMPANY                                       COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET MISSISSIPPI PROPERTY                  CRICKET NEBRASKA PROPERTY
   COMPANY                                       COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    --------------------------                   -----------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET NEVADA PROPERTY                       CRICKET NEW MEXICO PROPERTY
   COMPANY                                       COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    --------------------------                   -----------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET NEW YORK PROPERTY                     CRICKET NORTH CAROLINA
   COMPANY                                       PROPERTY COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    --------------------------                   -----------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET OHIO PROPERTY                         CRICKET OKLAHOMA PROPERTY
   COMPANY                                       COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    --------------------------                   -----------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET OREGON PROPERTY                       CRICKET PENNSYLVANIA PROPERTY
   COMPANY                                       COMPANY

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    --------------------------                   -----------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET TEXAS PROPERTY                        CRICKET UTAH PROPERTY
   COMPANY                                       COMPANY

By: /s/  S. D. Hutcheson                      By: /s/  S. D. Hutcheson
    --------------------------                   -----------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET WASHINGTON PROPERTY                   CRICKET WISCONSIN PROPERTY
   COMPANY                                       COMPANY

By: /s/  S. D. Hutcheson                      By: /s/  S. D. Hutcheson
    --------------------------                   -----------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE I, INC.                      CRICKET LICENSEE II, INC.

By: /s/  S. D. Hutcheson                      By: /s/  S. D. Hutcheson
    --------------------------                   -----------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE IV, INC.                     CRICKET LICENSEE XIII, INC.

By: /s/  S. D. Hutcheson                      By: /s/  S. D. Hutcheson
    --------------------------                   -----------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE XIV, INC.                    CRICKET LICENSEE XV, INC.

By: /s/  S. D. Hutcheson                      By: /s/  S. D. Hutcheson
    --------------------------                   -----------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE XVI, INC.                    CRICKET LICENSEE XVII, INC.

By: /s/  S. D. Hutcheson                      By: /s/  S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE XVIII, INC.                  CRICKET LICENSEE XIX, INC.

By: /s/  S. D. Hutcheson                      By: /s/  S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE XX, INC.                     CRICKET LICENSEE (ALBANY), INC.

By: /s/  S. D. Hutcheson                      By: /s/  S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE (COLUMBUS), INC.             CRICKET LICENSEE (DENVER), INC.

By: /s/  S. D. Hutcheson                      By: /s/  S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE (LAKELAND), INC.             CRICKET LICENSEE (MACON), INC.

By: /s/  S. D. Hutcheson                      By: /s/  S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE (PITTSBURGH), INC.           CRICKET LICENSEE (REAUCTION),
                                                 INC.

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET HOLDINGS DAYTON, INC.                 CRICKET LICENSEE (NORTH
                                                 CAROLINA), INC.
                                                 (f/k/a Cricket Holdings, Inc.)

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

BACKWIRE.COM, INC.                            TELEPHONE ENTERTAINMENT
                                                 NETWORK, INC.

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        SVP

MCG PCS LICENSEE CORPORATION, INC.            LEAP PCS MEXICO, INC.

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE III, INC.                    CRICKET LICENSEE V, INC.

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE VI, INC.                     CRICKET LICENSEE VII, INC.

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE VIII, INC.                   CRICKET LICENSEE IX, INC.

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE X, INC.                      CRICKET LICENSEE XI, INC.

By: /s/ S. D. Hutcheson                       By: /s/ S. D. Hutcheson
    -------------------------                     -------------------------
Print Name: S. D. Hutcheson                   Print Name: S. D. Hutcheson
Its:        CFO                               Its:        CFO

CRICKET LICENSEE XII, INC.

By: /s/ S. D. Hutcheson
    -------------------------
Print Name: S. D. Hutcheson
Its:        CFO

                                    EXHIBIT A

                              Other Related Debtors

Chasetel Licensee Corp.                                    Cricket Licensee I, Inc.
Chasetel Real Estate Holding Company, Inc.                 Cricket Licensee II, Inc.
Cricket Alabama Property Company                           Cricket Licensee IV, Inc.
Cricket Arkansas Property Company                          Cricket Licensee XIII, Inc.
Cricket Arizona Property Company                           Cricket Licensee XIV, Inc.
Cricket California Property Company                        Cricket Licensee XV, Inc.
Cricket Colorado Property Company                          Cricket Licensee XVI, Inc.
Cricket Florida Property Company                           Cricket Licensee XVII, Inc.
Cricket Georgia Property Company                           Cricket Licensee XVIII, Inc.
Cricket Idaho Property Company                             Cricket Licensee XIX, Inc.
Cricket Illinois Property Company                          Cricket Licensee XX, Inc.
Cricket Indiana Property Company                           Cricket Licensee (Albany), Inc.
Cricket Kansas Property Company                            Cricket Licensee (Columbus), Inc.
Cricket Kentucky Property Company                          Cricket Licensee (Denver), Inc.
Cricket Michigan Property Company                          Cricket Licensee (Lakeland) Inc.
Cricket Minnesota Property Company                         Cricket Licensee (Macon), Inc.
Cricket Mississippi Property Company                       Cricket Licensee (Pittsburgh), Inc.
Cricket Nebraska Property Company                          Cricket Licensee (Reauction), Inc.
Cricket Nevada Property Company                            Cricket Holdings Dayton, Inc.
Cricket New Mexico Property Company                        Cricket Licensee (North Carolina), Inc.
                                                           (f/k/a Cricket Holdings, Inc.)
Cricket New York Property Company                          Backwire.com, Inc.
Cricket North Carolina Property Company                    Telephone Entertainment Network, Inc.
Cricket Ohio Property Company                              MCG PCS Licensee Corporation, Inc.
Cricket Oklahoma Property Company                          Leap PCS Mexico, Inc.
Cricket Oregon Property Company                            Cricket Licensee III, Inc.
Cricket Pennsylvania Property Company                      Cricket Licensee V, Inc.
Cricket Texas Property Company                             Cricket Licensee VI, Inc.
Cricket Utah Property Company                              Cricket Licensee VII, Inc.
Cricket Washington Property Company                        Cricket Licensee VIII, Inc.
Cricket Wisconsin Property Company                         Cricket Licensee IX, Inc.
                                                           Cricket Licensee X, Inc.
                                                           Cricket Licensee XI, Inc.
                                                           Cricket Licensee XII, Inc.